Northwest Pipe Company

2024 Annual Shareholder Meeting

June 13, 2024

WWW.NWPIPE.COM

MEETING AGENDA

Chairperson's Remarks: Richard Roman

- Preliminary procedural matters
  - Vote count: shareholders use "Vote Here!" button
- Matters for shareholder consideration:
  - Election of three directors, each to serve for a three-year term
  - Advisory vote on executive compensation
  - Ratification of appointment of Moss Adams LLP
  - To transact such other business
- Adjournment

Business Update: Scott Montross

- Operational & financial highlights

Question & Answer Session

- Use the text box to ask questions
- Questions can be initiated at any time and participants don't have to wait for conclusion of prepared remarks



OUR BOARD OF DIRECTORS

Continuing Directors

Mike Franson

Independent; serving since 2016
Retired Managing Director and Global Head of Technology M&A at KPMG Corporate Finance LLC; co-founder of St. Charles Capital

Irma Lockridge

Independent; serving since 2023
Chief People and Systems Officer at CoorsTek

Scott Montross

Serving since 2013
President and CEO of the Company; previously EVP of Evraz North America

John Paschal

Independent; serving since 2019
Retired President of Temtco Steel (division of Klockner Metals Corporation)

Nominees for Election

Amanda Julian

Independent; serving since 2020
Senior partner of NeoPsy Systems

Keith Larson

Independent; serving since 2007
Retired VP of Intel Corporation and Sr. Managing Director of Intel Capital

Richard Roman

Independent; serving since 2003
Chairperson of the Board since 2013
Retired (December 2012) President and CEO of Northwest Pipe; previously President of Columbia Ventures Corporation

EXECUTIVE COMPENSATION

Element	BASE SALARY	ANNUAL CASH INCENTIVE AWARDS[1]	DISCRETIONARY COMPENSATION	EQUITY INCENTIVE AWARDS[2]	PERQUISITES & PERSONAL BENEFITS	RETIREMENT BENEFITS
Purpose	Base level of compensation	Incentive to drive near-term performance	Compensation for project-related productivity	Incentive to drive long-term performance and stock price growth	Enhance productivity and development	Income certainty and security
Target	Fixed $	Variable based on Company performance and fixed benchmarks	Variable	Based both on salary and Company performance	Limited Variable	Employee contribution and Company limited match
Form of Delivery	Cash	Cash	Cash	Performance units and time-based units	Various	Cash

1. *In 2023, each Named Executive Officer was awarded a short-term incentive plan providing for cash payments for the achievement of certain levels of adjusted income before income taxes and total recordable incident rate for the 2023 fiscal year.*
2. *In 2023, each NEO received an award of PSAs and RSUs valued at an amount equal to a specific percentage of their respective annual base salary, with 75% of each award represented by PSAs and 25% of each award represented by RSUs. The PSAs awarded will vest based on the Company's EBITDA Margin Performance over the measurement period.*

MATTERS FOR SHAREHOLDER CONSIDERATION

Voting Proposals as set forth in the Proxy

1. Elect three directors, each to serve for a three-year term
2. Hold an advisory vote on the Company's executive compensation
3. Ratify the appointment of Moss Adams LLP as the Company's independent registered public accounting firm for the year ending December 31, 2024
4. Transact such other business as may properly come before the meeting or any adjournments or postponements thereof

Summary of Voting Results

Northwest Pipe Company

BUSINESS UPDATE



FORWARD LOOKING STATEMENTS

Statements in this presentation contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934, as amended, that are based on current expectations, estimates, and projections about the Company's business, management's beliefs, and assumptions made by management. These statements are not guarantees of future performance and involve risks and uncertainties that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements as a result of a variety of important factors. While it is impossible to identify all such factors, those that could cause actual results to differ materially from those estimated by the Company include changes in demand and market prices for its products, product mix, bidding activity and order modifications or cancelations, timing of customer orders and deliveries, production schedules, price and availability of raw materials, excess or shortage of production capacity, international trade policy and regulations, changes in tariffs and duties imposed on imports and exports and related impacts on the Company, economic uncertainty and associated trends in macroeconomic conditions, including potential recession, inflation, and the state of the housing market, interest rate risk and changes in market interest rates, including the impact on the Company's customers and related demand for its products, the Company's ability to identify and complete internal initiatives and/or acquisitions in order to grow its business, the Company's ability to effectively integrate future acquisitions into its business and operations and achieve significant administrative and operational cost synergies and accretion to financial results, effects of security breaches, computer viruses, and cybersecurity incidents, timing and amount of share repurchases, impacts of U.S. tax reform legislation on the Company's results of operations, adequacy of the Company's insurance coverage, supply chain challenges, labor shortages, ongoing military conflicts in areas such as Ukraine and Israel, and related consequences, operating problems at the Company's manufacturing operations including fires, explosions, inclement weather, and floods and other natural disasters, material weaknesses in the Company's internal control over financial reporting and its ability to remediate such weaknesses, impacts of pandemics, epidemics, or other public health emergencies, and other risks discussed in the Company's Annual Report on Form 10-K for the year ended December 31, 2023 and from time to time in its other Securities and Exchange Commission filings and reports. Such forward-looking statements speak only as of the date on which they are made, and the Company does not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this release. If the Company does update or correct one or more forward-looking statements, investors and others should not conclude that it will make additional updates or corrections with respect thereto or with respect to other forward-looking statements.

NON-GAAP MEASURES

The Company is presenting backlog including confirmed orders. This non-GAAP financial measure is provided to better enable investors and others to assess the Company's ongoing operating results and compare them with its competitors. This should be considered a supplement to, and not a substitute for, or superior to, financial measures calculated in accordance with GAAP.

ABOUT NORTHWEST PIPE COMPANY

Leading manufacturer of water-related infrastructure products including engineered steel pressure pipe and precast and reinforced concrete products

- Founded in 1966 and headquartered in Vancouver, WA
- Strategically positioned to meet North America's growing needs for safe water distribution, management, and infrastructure
    - Largest, most flexible capabilities in the water transmission market
    - Supplier of choice for long-distance, raw-water transmission programs
    - Provides solution-based products for a wide range of markets under the ParkUSA, Geneva Pipe and Precast, and Permalok® product lines
    - Widely-recognized reputation for quality, service, and manufacturing capabilities
    - Strong relationships with agencies, engineers, and contractors built over 50+ years
- 13 strategically located manufacturing facilities
    - Twelve in the U.S. and one in San Luis Rio Colorado, Mexico

STRATEGIC FOOTPRINT WITH CUSTOMER ACCESS ACROSS THE U.S.

20-year water infrastructure investment need by state

Northwest Pipe is well positioned to serve its customers and states that are most in need of water infrastructure investment.


Water CAPEX, US$ [1]
< $1 Billion
> $1 Billion <$5 Billion
> $5 Billion <$10 Billion
> $10 Billion
CORPORATE HEADQUARTERS
ENGINEERED STEEL PRESSURE PIPE PLANTS
PRECAST INFRASTRUCURE AND ENGINEERED SYSTEMS PLANTS

Northwest Pipe Company

1. Source: Bluefield Research.
Note: Indicators in Utah in red signify Geneva plants and indicators in Texas in red signify ParkUSA plants.

GROWTH STRATEGY

Goal is to create transformational growth and profitability in order to drive shareholder value through organic growth "Product Spread" strategy and acquisitions

Precast Product Spread Strategy

Level 1:

- Build out capacity utilization at ParkUSA plants in Texas
  - Booked approximately $9.6 million in orders outside of Texas in the last twelve months[1]
- Begin where we already have production facilities; control production, low cost of entry
  - Initial focus on wastewater products, stormwater, and water distribution

Level 2:

- Produce and ship ParkUSA products out of legacy Northwest Pipe plants
- Emphasizing cross-training across facilities
- Produced 14 projects in Utah in 2023, with 16 more in production as of Q1 2024

Acquisition Strategy

- Continuing to seek accretive acquisition candidates in the Precast-related space
- Evaluating prospective high-quality opportunities with the following key attributes:
  - Strong organic growth potential
  - Strong margin characteristics
  - Solid asset efficiency
  - Positive cash flow profile
  - Accretive to earnings
  - Industry and geographic location aligns with strategic growth plan
  - Performance indicators based on revenue and EBITDA thresholds
  - Strong brand reputation and relationships in industry
  - Experienced management teams

1. As of March 31, 2024.

STRONG DEMAND DRIVES STRONG PERFORMANCE

Backlog[1] and Order Book[2]

($ Millions)

Maintained strong SPP backlog and Precast order book in 2023


$88
$252
$258
$221
$11
$290
$51
$372
$64
$319
$46
2017
2018
2019
2020
2021
2022
2023
SPP Backlog
Precast Order Book

Revenue

($ Millions)

Grew SPP revenues by over 2x since 2017 and more than tripled the size of the Company with the addition of Precast


6-year CAGR: 22%
$133
$172
$279
$286
$44³
$242
$333
$74⁴
$260
$458
$150
$308
$444
$148
$296
2017
2018
2019
2020
2021
2022
2023
SPP Revenue
Precast Revenue

Note: Precast refers to Precast Infrastructure and Engineered Systems & SPP refers to Engineered Steel Pressure Pipe.

1. *Backlog includes confirmed orders (SPP projects for which the Company has been notified that it is the successful bidder, but a binding agreement has not been executed).*
2. *Order Book includes unfulfilled orders outstanding at the measurement date for the Precast segment. 2021 is the first period that includes the order book for ParkUSA.*
3. *Pro forma net sales for Precast would have been approximately $48 million if the acquisition of Geneva had occurred on January 1, 2020 as opposed to January 31, 2020.*
4. *Pro forma net sales for Precast would have been approximately $125 million if the acquisition of ParkUSA had occurred on January 1, 2021 as opposed to October 5, 2021.*

Q1 2024 HIGHLIGHTS

- Backlog including confirmed orders[1] of $337 million for the Engineered Steel Pressure Pipe segment
- Strong order book[2] of $52 million for the Precast Infrastructure and Engineered Systems segment

Net Sales by Segment

($ Millions)


$74.7
$34.6
$77.1
$41.5
$83.7
$39.3
$72.1
$34.7
$63.5
$35.6
$77.3
$39.1
$80.5
$38.2
$75.1
$35.1
$80.0
$33.2
1Q'22
2Q'22
3Q'22
4Q'22
1Q'23
2Q' 23
2Q'23
4Q'23
1Q'24
SPP Revenue
Precast Revenue

Gross Margin by Segment

(%)


22%
31%
28%
29%
25%
25%
22%
23%
18%
10%
14%
17%
17%
12%
16%
14%
15%
18%
1Q'22
2Q'22
3Q'22
4Q'22
1Q'23
2Q'23
3Q'23
4Q'23
1Q'24
SPP Gross Margin
Precast Gross Margin

1. "Backlog including confirmed orders" defined as Engineered Steel Pressure Pipe projects for which the Company has been notified that it is the successful bidder, but a binding agreement has not been executed.
2. "Order book" defined as unfulfilled orders outstanding at the measurement date for its Precast Infrastructure and Engineered Systems segment.

CAPITAL ALLOCATION STRATEGY

Use of Cash Priorities:

Organic Growth

- Prioritizing organic growth through "Product Spread" strategy for ParkUSA
- Reinvesting in Precast locations to increase production capabilities and capacity through expansion and automation

Accretive Acquisitions

- Evaluating potential M&A in the precast-related market with the goal of Precast becoming the same size as the SPP business

Debt Repayment

- Focused on repaying debt incurred to finance the acquisition of ParkUSA
- Prudent with debt incurred to finance growth; historic targeted leverage ratio below 2x EBITDA

Stock Repurchases[1]

- Board authorized $30 million stock repurchase program with no expiration date
- Opportunistically repurchase shares in the absence of meaningful M&A activity to enhance shareholder value
- Repurchased ~127,000 shares of common stock for $3.7 million in Q1'24; repurchased ~171,000 shares for $5.1 million since the authorization of the share repurchase program in November 2023

1. *As of April 30, 2024*

CORPORATE RESPONSIBILITY

CEO Scott Montross, "We are focused on investing in our workforce, health and safety programs, and social initiatives, while continuing to manufacture products that positively impact the environment. We see so much potential as we continue to innovate and bring new technology to the water infrastructure markets. This commitment to innovate is deeply rooted in our core values, where we reinforce safety as our top priority, continually improve team performance, and support a more sustainable future."

Health & Safety

- Industry-leading safety performance over the last four years[1] significantly below the national and comparable industry average[2]
  - Average total recordable incident rate: 1.51
  - Average days away rate: 0.29
- Prioritizing employee benefits through the Comprehensive Employee Assistance Program
- Striving for continuous improvement with investment in capital projects that implement engineered safety solutions

Diversity & Inclusion

- Focused on cultivating workforce diversity from the shop floor through the highest levels of the Company
- Ensuring that employee groups are culturally and socially accepted, welcomed, and equally treated in the workplace
  - 51% of U.S. employees are from underrepresented racial/ethnic groups
  - 14% of U.S. employees are female
- Increased transparency on employee representation and pay equity
- Facilitated Respect in the Workforce training to increase employee awareness, and Leadership Development training to sharpen management skills

Environmental Stewardship

- Prioritizing continuous improvement in reducing environmental impact
- Minimizing air pollution from operational facilities with emissions control devices and reduction programs, as well as complying with local air permitting requirements
- Robust stormwater protection programs with dedicated points of contact at each facility focused on oversight
- Employing Lean manufacturing principles intended to reduce waste and optimize processes
- Enhancing tracking and reporting of direct greenhouse gas emissions in anticipation of upcoming regulatory demands

Note: As of December 31, 2023.

1. *Includes newly acquired facilities and calculated in accordance with the OSHA's record keeping requirements. Industry averages for total recordable incident rate and days away rate in 2022 were 3.70 and 2.30, respectively.*
2. *Source: OSHA per 100 full-time workers for SIC code 33121 (Iron and steel pipe and tube manufacturing from purchased steel).*

STRATEGIC AND OPERATIONAL INITIATIVES

1. Maintain a safe workplace where employees are proud to work
2. Improve performance through a persistent focus on margin over volume
3. Continue to implement cost reductions and efficiencies at all levels of the Company
4. Identify strategic opportunities to grow the Company through expansion or acquisitions
5. Return value to stockholders through opportunistic share repurchases in the absence of M&A opportunities




Q&A
Northwest Pipe Company